ASSETS AND LIABILITIES CLASSIFIED AS HELD FOR SALE	12 Months Ended
Jun. 30, 2018
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Disclosure of non-current assets or disposal groups classified as held for sale [text block]

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ASSETS AND LIABILITIES CLASSIFIED AS HELD FOR SALE

SIGNIFICANT ACCOUNTING JUDGEMENTS

The assessment of whether the disposal is highly probable requires the exercise of significant judgement and estimates of the outcome of future events that are not wholly within the control of the Group.

ACCOUNTING POLICIES

Non-current assets or disposal groups, comprising non-current assets and liabilities, are classified as held for sale if it is highly probable that they will be recovered primarily through sale rather than continuing use. Such assets or disposal groups are measured at the lower of their carrying amount and fair value less cost to sell. Impairment losses on initial application as held for sale and subsequent gains and losses on re-measurement are recognised in profit or loss.

Non-current assets and disposal groups cease to be classified as held for sale if it is not highly probable that they will be recovered primarily through sale rather than continuing use.

Such assets that cease to be classified as held for sale are measured at the lower of their carrying amount before such assets were classified as held for sale, adjusted for any depreciation that would have been recognised had such assets not been classified as held for sale, and their recoverable amount at the date of the subsequent decision not to sell.

Amounts in R million	Note	2018	2017

Assets held for sale
Property, plant and equipment *		-	-
Opening balance		-	5.8
Transferred to property, plant and equipment	9	-	(0.8)
Disposal		-	(5.0)
Non-current investments and other assets		-	-
Opening balance		-	9.2
Growth	6	-	0.7
Transferred to cash and cash equivalents in environmental rehabilitation trust funds	11	-	(9.9)

		-	-
* Consists of land that is carried at cost and is not depreciated.

Liabilities held for sale
Provisions		-	-
Opening balance		-	15.6
Unwinding of provision	7	-	1.2
Transferred to provision for environmental rehabilitation	10	-	(16.8)

		-	-

In line with the Group’s strategy to exit underground mining operations, management committed to a plan to sell certain of the underground mining and prospecting rights held by East Rand Proprietary Mines Limited ("ERPM") including the related liabilities late during the financial year ended June 30, 2014. Since that date up to 31 December 2016, these assets and liabilities had been presented as a disposal Group held for sale due to being “highly probable” as defined.

At June 30, 2017, management concluded that the disposal of these underground mining and prospecting rights, including the related liabilities, was no longer “highly probable” and reclassified these assets and liabilities based on their underlying nature.

The last outstanding regulatory approval, being the approval under Section 11 of the Mineral and Petroleum Resource Development Act was not fulfilled by the purchaser. Management decided not to provide any further extension to the purchaser and accordingly the agreement in respect of the disposal of these underground mining and prospecting rights, including the related liabilities, lapsed.